[NUR MACROPRINTERS LETTERHEAD]


                      Summary of Artesia Bank--credit line

Borrower:                NMS
Amount:                  FEB 15,000,000
Interest Rate:
Facility Fee:            10,000 BEF
Maturity:                Revolving
Subordination:
Guarantee:               parent company guarantee
Collateral:              None


OTHER TERMS:

Payment: interest monthly; the bank is authorized to debit any account maintained by Nur Europe for the payment of interest, principal and fees when due.

Financial covenants:     These covenants are likely to be measured yearly.
1. the total equity of NMS should increase to BEF 16,000,000

Reporting:               None

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[NUR MACROPRINTERS LETTERHEAD]


                     Summary of Artesia Bank -- credit line

Borrower:                Nur Europe
Amount:                  FEB 15,000,000
Interest Rate:
Facility Fee:
Maturity:                Revolving
Subordination:
Guarantee:               parent company guarantee
Collateral:              None


OTHER TERMS:

Payment: interest monthly; the bank is authorized to debit any account maintained by Nur Europe for the payment of interest, principal and fees when due.

Financial covenants:     These covenants are to be measured yearly.
1. the total shareholders equity of NUR MACROPRINTERS Ltd. Must be at all time of minimum USD 4.500.000
2. the total equity of NUR ADVANCED TECHNOLOGIES (EUROPE) S.A. must be at all time of minimum BEF 25.000.000

Reporting:               None